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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  APRIL 9, 1997



                               CYTEL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-19591                                             33-0245076
(Commission File No.)                         (IRS Employer Identification No.)


                             3525 JOHN HOPKINS COURT
                              SAN DIEGO, CA 95121
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (619) 552-3000
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ITEM 5.          OTHER EVENTS.

                 On April 9, 1997, Cytel Corporation (the "Company") announced that it is restructuring operations and spinning off its vaccine program to form a new company. The new company will focus on novel vaccines for treatment and prevention of cancer and infectious diseases, capitalizing on the immunology research expertise developed to support its Theradigm(TM) program. Cytel will continue to develop its therapeutic products targeting acute and chronic inflammation, and expand its carbohydrate manufacturing business with the goal of generating additional near term revenue.

                 The restructuring has been approved by the Company's board of directors, and will occur as soon as practicable dependent upon legal, market and other considerations. The Company is considering a public spinoff structure as well as other financing opportunities. Specific financing and structures have yet to be determined.

                 Further detail regarding the restructuring is provided in the Company's press release relating to this event, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)     EXHIBITS.

                 99.1     Press Release of Cytel Corporation dated April 9,
                          1997.








                                       2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CYTEL CORPORATION



Dated:  April 9, 1997                  By:  /S/ VIRGIL D. THOMPSON
                                          ----------------------------------
                                            Virgil D. Thompson
                                            Chief Executive Officer

















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                               INDEX TO EXHIBITS



                                                                        PAGE NO.

99.1    Press Release of Cytel Corporation dated April 9, 1997.            5


















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